SCHEDULE A

OPERATING EXPENSE LIMITS

Maximum Operating
Fund Name and Class of Shares                                                                               Expense Limit*

Brown Advisory Growth Equity Fund
Advisor Shares                                                                                                                  1.35%
Investor Shares                                                                                                                  1.15%
Institutional Shares                                                                                                           1.00%

Brown Advisory Value Equity Fund
Advisor Shares                                                                                                                  1.35%
Investor Shares                                                                                                                  1.15%
Institutional Shares                                                                                                           1.00%

Brown Advisory Flexible Equity Fund
Advisor Shares                                                                                                                  1.35%
Investor Shares                                                                                                                  1.15%
Institutional Shares                                                                                                           1.00%

Brown Advisory Small-Cap Growth Fund
Advisor Shares                                                                                                                  1.60%
Investor Shares                                                                                                                  1.40%
Institutional Shares                                                                                                           1.25%

Brown Advisory Small-Cap Fundamental Value Fund
Advisor Shares                                                                                                                  1.60%
Investor Shares                                                                                                                  1.40%
Institutional Shares                                                                                                           1.25%

Brown Advisory Opportunity Fund
Advisor Shares                                                                                                                  1.70%
Investor Shares                                                                                                                  1.50%
Institutional Shares                                                                                                           1.35%

Brown Advisory Maryland Bond Fund
Advisor Shares                                                                                                                  0.80%
Investor Shares                                                                                                                  0.60%
Institutional Shares                                                                                                           0.55%

Brown Advisory Intermediate Income Fund
Advisor Shares                                                                                                                  0.80%
Investor Shares                                                                                                                  0.60%
Institutional Shares                                                                                                           0.55%

Brown Advisory Strategic Bond Fund
Advisor Shares                                                                                                                  0.95%
Investor Shares                                                                                                                  0.70%
Institutional Shares                                                                                                           0.65%

Brown Advisory Equity Income Fund
Advisor Shares                                                                                                                  1.35%
Investor Shares                                                                                                                  1.15%
Institutional Shares                                                                                                           1.00%

Brown Advisory Sustainable Growth Fund
Advisor Shares                                                                                                                  1.35%
Investor Shares                                                                                                                  1.15%
Institutional Shares                                                                                                           1.00%

Brown Advisory Tax Exempt Bond Fund
Advisor Shares                                                                                                                  0.80%
Investor Shares                                                                                                                  0.60%
Institutional Shares                                                                                                           0.55%

Brown Advisory-Somerset Emerging Markets Fund
Advisor Shares                                                                                                                  2.00%
Investor Shares                                                                                                                  1.75%
Institutional Shares                                                                                                           1.60%

Brown Advisory-WMC Strategic European Equity Fund
Advisor Shares                                                                                                                  2.00%
Investor Shares                                                                                                                  1.75%
Institutional Shares                                                                                                           1.60%

Brown Advisory Mortgage Securities Fund
Advisor Shares                                                                                                                  0.80%
Investor Shares                                                                                                                  0.60%
Institutional Shares                                                                                                           0.55%

Brown Advisory-WMC Japan Alpha Opportunities Fund**
Advisor Shares                                                                                                                  2.10%
Investor Shares                                                                                                                  1.85%
Institutional Shares                                                                                                           1.70%

Brown Advisory Multi-Strategy Fund**
Advisor Shares                                                                                                                  1.50%
Investor Shares                                                                                                                  1.25%
Institutional Shares                                                                                                           1.10%

Brown Advisory Emerging Markets Small-Cap Fund**
Advisor Shares                                                                                                                  2.35%
Investor Shares                                                                                                                  2.10%
Institutional Shares                                                                                                           1.95%

Brown Advisory Total Return Fund**
Advisor Shares                                                                                                                  0.80%
Investor Shares                                                                                                                  0.60%
Institutional Shares                                                                                                           0.55%

Brown Advisory Global Leaders Fund***
Advisor Shares                                                                                                                  1.10%
Investor Shares                                                                                                                  0.85%
Institutional Shares                                                                                                           0.70%

* Expressed as a percentage of a Fund’s average daily net assets.

** Effective through October 31, 2016

*** Effective through October 31, 2017

As approved by the Board of Trustees:  May 6, 2015.